Exhibit 99.2

             CERTIFICATION PURSUANT TO TITLE 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Quarterly Report of Mid Atlantic Medical Services, Inc. ("Company") on Form 10-Q for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

       1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 15, 2003



/s/ Thomas P. Barbera                   /s/  Robert E. Foss
    -----------------------                  ------------------------
    Thomas P. Barbera                        Robert E. Foss
    President and                            Senior Executive Vice President and
    Chief Executive Officer                  Chief Financial Officer